INFORMATION ABOUT GEOGRAPHIC AREAS	12 Months Ended
Dec. 31, 2015
INFORMATION ABOUT GEOGRAPHIC AREAS

17. INFORMATION ABOUT GEOGRAPHIC AREAS

Our operations are primarily within the United States, including Puerto Rico, Canada and Mexico. Products are also sold from the United States on an export-only basis to portions of Latin America and the Caribbean Basin. The following tables set forth revenues and long-lived assets by geographical area:

Years Ended December 31,	2015	2014	2013
Revenues:
United States	$3,710,977	$3,525,176	$3,325,114
Canada	263,908	300,289	318,165
Mexico	138,354	119,075	100,051

Total revenues	$4,113,239	$3,944,540	$3,743,330

December 31,	2015	2014
Long-Lived Assets:
United States	$441,656	$434,910
Canada	154,437	187,064
Mexico	5,413	5,293

Total long-lived assets	$601,506	$627,267

Revenues are attributed to countries based on the location of the store from which the sale occurred. Long-lived assets consist of property and equipment, goodwill and intangible assets.